COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2022 (Unaudited)

		Shares	Value
COMMON STOCK	70.2%
COMMUNICATIONS—TOWERS	11.3%
American Tower Corp.(a),(b)		389,614	$97,878,829
Crown Castle International Corp.(a),(b)		206,102	38,046,429
SBA Communications Corp.(a),(b)		26,678	9,179,900

			145,105,158

REAL ESTATE	58.9%
DATA CENTERS	4.2%
Digital Realty Trust, Inc.(a)		150,601	21,355,222
Equinix, Inc.(a),(b)		44,262	32,825,584

			54,180,806

HEALTH CARE	8.6%
Healthcare Trust of America, Inc., Class A		418,206	13,106,576
Healthpeak Properties, Inc.(a),(b),(c)		998,181	34,267,554
Ventas, Inc.(a),(b)		210,680	13,011,597
Welltower, Inc.(a)		522,369	50,220,555

			110,606,282

HOTEL	1.7%
Host Hotels & Resorts, Inc.(a),(b)		1,075,377	20,894,575

INDUSTRIALS	9.9%
Americold Realty Trust(a),(b)		583,096	16,256,716
BG LLH, LLC (Lineage Logistics)(d),(e)		61,115	5,847,435
Duke Realty Corp.(a),(b)		661,410	38,401,465
Prologis, Inc.(a)		411,633	66,470,497

			126,976,113

NET LEASE	6.3%
NETSTREIT Corp.(a)		249,581	5,600,598
Realty Income Corp.(a),(b)		474,969	32,915,352
Spirit Realty Capital, Inc.(a),(b)		295,869	13,615,891
VICI Properties, Inc.(a),(b)		1,011,371	28,783,619

			80,915,460

OFFICE	1.0%
Cousins Properties, Inc.(a)		113,685	4,580,369
Highwoods Properties, Inc.		188,322	8,613,848

			13,194,217

		Shares	Value
RESIDENTIAL	12.2%
APARTMENT	6.8%
Apartment Income REIT Corp.(a),(b)		249,001	$13,311,594
Camden Property Trust		51,772	8,604,506
Essex Property Trust, Inc.(a)		74,907	25,878,870
Mid-America Apartment Communities, Inc.		41,247	8,639,184
UDR, Inc.(a),(b)		551,535	31,641,563

			88,075,717

MANUFACTURED HOME	1.7%
Sun Communities, Inc.(a),(b)		124,281	21,785,217

SINGLE FAMILY	3.7%
Invitation Homes, Inc.(a),(b)		1,173,868	47,166,016

TOTAL RESIDENTIAL			157,026,950

SELF STORAGE	7.8%
Extra Space Storage, Inc.(a)		183,829	37,795,242
Public Storage(a),(c)		157,674	61,537,009

			99,332,251

SHOPPING CENTERS	5.2%
COMMUNITY CENTER	1.9%
Brixmor Property Group, Inc.(a),(b)		243,807	6,292,659
Kimco Realty Corp.(a)		722,080	17,835,376

			24,128,035

REGIONAL MALL	3.3%
Simon Property Group, Inc.(a),(b)		324,927	42,747,396

TOTAL SHOPPING CENTERS			66,875,431

SPECIALTY	1.1%
Lamar Advertising Co., Class A		122,750	14,261,095

TIMBER	0.9%
Weyerhaeuser Co.(a),(b)		298,604	11,317,092

TOTAL REAL ESTATE			755,580,272

TOTAL COMMON STOCK (Identified cost—$567,033,431)			900,685,430

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	10.8%
BANKS	2.9%
Bank of America Corp., 6.00%, Series GG(f)		164,240	$4,276,810
Bank of America Corp., 5.875%, Series HH(f)		165,000	4,212,450
Dime Community Bancshares, Inc., 5.50%(f)		89,986	2,151,565
Fifth Third Bancorp, 6.625% to 12/31/23, Series I(f),(g)		14,125	368,804
First Horizon Corp., 4.70%, Series F(f)		87,800	1,935,990
Goldman Sachs Group, Inc./The, 5.50% to 5/10/23, Series J(f),(g)		33,133	843,897
Huntington Bancshares, Inc., 5.70%, Series C(f)		73,000	1,817,700
JPMorgan Chase & Co., 6.00%, Series EE(f)		162,000	4,263,840
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series A(f),(g)		62,121	1,664,221
Regions Financial Corp., 5.70% to 5/15/29, Series C(a),(f),(g)		112,971	2,945,154
Signature Bank/New York NY, 5.00%, Series a(f)		133,747	3,036,057
Synovus Financial Corp., 5.875% to 7/1/24, Series E(f),(g)		47,000	1,231,400
Texas Capital Bancshares, Inc., 5.75%, Series B(f)		142,300	3,557,500
Washington Federal, Inc., 4.875%, Series A(f)		86,200	1,870,540
Wells Fargo & Co., 4.75%, Series Z(f)		91,510	2,028,777
Western Alliance Bancorp, 4.25% to 9/30/26, Series A(f),(g)		67,626	1,643,988

			37,848,693

ELECTRIC	0.1%
CMS Energy Corp., 5.625%, due 3/15/78		39,492	1,001,517
CMS Energy Corp., 5.875%, due 10/15/78		11,888	306,829

			1,308,346

ELECTRIC—FOREIGN	0.4%
BIP Bermuda Holdings I Ltd., 5.125% (Canada)(f)		36,400	823,368
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)		81,825	1,793,604
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)(f)		93,591	1,925,167
Brookfield Renewable Partners LP, 5.25%, Series 17 (Canada)(f)		9,364	212,188

			4,754,327

FINANCIAL	1.4%
DIVERSIFIED FINANCIAL SERVICES	0.4%
Federal Agricultural Mortgage Corp., 4.875%, Series G(f)		136,893	3,041,763
KKR Group Finance Co. IX LLC, 4.625%, due 4/1/61		1,494	32,808
Synchrony Financial, 5.625%, Series A(f)		90,000	2,192,400

			5,266,971

		Shares	Value
INVESTMENT ADVISORY SERVICES—FOREIGN	0.4%
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)(f)		78,000	$1,573,260
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)(f)		60,941	1,351,671
Brookfield Finance, Inc., 4.625%, due 10/16/80, Series 50 (Canada)		88,400	1,858,168

			4,783,099

INVESTMENT BANKER/BROKER	0.6%
Morgan Stanley, 6.875% to 1/15/24, Series F(a),(b),(f),(g)		98,500	2,630,935
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(b),(f),(g)		159,320	4,234,726
Morgan Stanley, 5.85% to 4/15/27, Series K(f),(g)		59,056	1,544,314

			8,409,975

TOTAL FINANCIAL			18,460,045

INDUSTRIALS—CHEMICALS	0.6%
CHS, Inc., 7.10% to 3/31/24, Series 2(a),(f),(g)		147,565	3,910,472
CHS, Inc., 6.75% to 9/30/24, Series 3(f),(g)		109,069	2,867,424
CHS, Inc., 7.50%, Series 4(a),(f)		55,507	1,536,434

			8,314,330

INSURANCE	2.0%
LIFE/HEALTH INSURANCE	1.0%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(f),(g)		58,974	1,560,452
Athene Holding Ltd., 5.625%, Series B(f)		33,926	839,329
Athene Holding Ltd., 6.375% to 6/30/25, Series C(f),(g)		61,393	1,628,756
Athene Holding Ltd., 4.875%, Series D(a),(f)		100,400	2,181,692
Brighthouse Financial, Inc., 5.375%, Series C(a),(f)		144,000	3,281,760
CNO Financial Group, Inc., 5.125%, due 11/25/60		58,124	1,290,353
Equitable Holdings, Inc., 5.25%, Series A(f)		102,756	2,424,014

			13,206,356

MULTI-LINE	0.1%
Kemper Corp., 5.875% to 3/15/27, due 3/15/62(g)		66,750	1,657,403

PROPERTY CASUALTY	0.4%
Assurant, Inc., 5.25%, due 1/15/61(a)		64,808	1,504,842
Enstar Group Ltd., 7.00% to 9/1/28, Series D(a),(f),(g)		132,981	3,494,740

			4,999,582

REINSURANCE	0.2%
Arch Capital Group Ltd., 5.45%, Series F(a),(f)		110,159	2,690,083

		Shares		Value
REINSURANCE—FOREIGN	0.3%
RenaissanceRe Holdings Ltd., 5.75%, Series F (Bermuda)(f)		31,934		$814,317
SiriusPoint Ltd., 8.00% to 2/26/26, Series B(Bermuda)(f),(g)		88,800		2,332,776

				3,147,093

TOTAL INSURANCE				25,700,517

INTEGRATED TELECOMMUNICATIONS SERVICES	1.2%
Telephone and Data Systems, Inc., 6.625%, Series UU(f)		139,700		3,456,178
Telephone and Data Systems, Inc., 6.00%, Series VV(f)		157,363		3,636,659
United States Cellular Corp., 5.50%, due 3/1/70		145,417		3,264,612
United States Cellular Corp., 5.50%, due 6/1/70		71,578		1,609,073
United States Cellular Corp., 6.25%, due 9/1/69		119,322		2,985,437

				14,951,959

PIPELINES	0.5%
Energy Transfer LP, 7.625% to 8/15/23, Series D(a),(f),(g)		135,000		3,331,800
Energy Transfer LP, 7.60% to 5/15/24, Series E(f),(g)		111,530		2,761,483

				6,093,283

PIPELINES—FOREIGN	0.2%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B(Canada)(a),(g)		86,314		2,222,586

REAL ESTATE	1.0%
DIVERSIFIED	0.3%
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(a),(f)		76,536		4,053,347

HOTEL	0.2%
Pebblebrook Hotel Trust, 6.375%, Series G(f)		81,600		2,015,520

OFFICE	0.4%
Brookfield Property Partners LP, 5.75%, Series A(f)		104,400		2,200,752
Brookfield Property Partners LP, 6.375%, Series A2(f)		92,000		1,891,520
Hudson Pacific Properties, Inc., 4.75%, Series C(f)		55,314		1,190,910

				5,283,182

SELF STORAGE	0.1%
National Storage Affiliates Trust, 6.00%, Series A(f)		61,179	†	1,557,617

TOTAL REAL ESTATE				12,909,666

UTILITIES—GAS	0.3%
NiSource, Inc., 6.50% to 3/15/24, Series B(f),(g)		64,495		1,731,691
Sempra Energy, 5.75%, due 7/1/79		52,200		1,334,754
South Jersey Industries, Inc., 5.625%, due 9/16/79(a)		18,166		365,136

				3,431,581

		Shares		Value
UTILITIES—FOREIGN	0.2%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78(Canada)(g)		2,730		$71,308
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A(Canada)(a),(g)		110,080		2,885,197

				2,956,505

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$141,570,136)				138,951,838

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	46.0%
BANKS	12.6%
Ally Financial, Inc., 4.70% to 5/15/26, Series B(a),(f),(g)		$2,572,000		2,429,087
Ally Financial, Inc., 4.70% to 5/15/28, Series C(a),(f),(g)		5,140,000		4,690,250
Bank of America Corp., 5.875% to 3/15/28, Series FF(a),(f),(g)		6,831,000		6,906,483
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(f),(g)		2,950,000		3,079,062
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(f),(g)		9,996,000		10,357,856
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(b),(f),(g)		3,763,000		3,941,743
Capital One Financial Corp., 3.95% to 9/1/26, Series M(f),(g)		1,842,000		1,717,849
Citigroup Capital III, 7.625%, due 12/1/36(a)		4,700,000		6,390,175
Citigroup, Inc., 3.875% to 2/18/26(a),(f),(g)		7,820,000		7,389,900
Citigroup, Inc., 4.00% to 12/10/25, Series W(f),(g)		1,720,000		1,655,500
Citigroup, Inc., 4.15% to 11/15/26, Series Y(f),(g)		2,080,000		1,953,900
Citigroup, Inc., 5.00% to 9/12/24, Series U(a),(f),(g)		3,324,000		3,299,070
Citigroup, Inc., 5.95% to 5/15/25, Series P(a),(f),(g)		3,500,000		3,571,925
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(f),(g)		3,635,000		3,804,754
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a),(f),(g)		1,750,000		1,824,463
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series C(a),(f),(g)		1,200,000		1,179,000
CoBank ACB, 6.25% to 10/1/22, Series F(a),(f),(g)		33,000	†	3,353,790
CoBank ACB, 6.25% to 10/1/26, Series I(a),(b),(f),(g)		4,334,000		4,518,195
Comerica, Inc., 5.625% to 7/1/25(a),(f),(g)		1,430,000		1,487,200
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (TruPS)(a),(h)		935,906		1,179,313
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144A(f),(g),(h)		2,875,000		3,018,750
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(a),(f),(g),(h)		63,000	†	6,370,969

		Principal Amount		Value
First Horizon Bank, 3.75% (3 Month US LIBOR + 0.85%, Floor 3.75%), 144A (FRN)(f),(h),(i)		2,500	†	$2,175,937
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series U(f),(g)		$2,744,000		2,517,620
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series V(f),(g)		2,039,000		1,914,621
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(f),(g)		3,283,000		3,361,956
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(f),(g)		3,543,000		3,516,427
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series F(f),(g)		2,290,000		2,396,485
JPMorgan Chase & Co., 3.65% to 6/1/26, Series KK(f),(g)		2,128,000		1,995,000
JPMorgan Chase & Co., 4.60% to 2/1/25, Series HH(f),(g)		1,237,000		1,195,251
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FF(f),(g)		2,536,000		2,529,153
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(f),(g)		5,330,000		5,466,581
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(f),(g)		1,705,000		1,728,870
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(f),(g)		7,336,000		7,660,141
Regions Financial Corp., 5.75% to 6/15/25, Series D(f),(g)		990,000		1,033,313
SVB Financial Group, 4.00% to 5/15/26, Series C(f),(g)		4,540,000		4,205,175
SVB Financial Group, 4.25% to 11/15/26, Series D(f),(g)		4,490,000		4,161,669
SVB Financial Group, 4.70% to 11/15/31, Series E(f),(g)		2,390,000		2,142,038
Truist Financial Corp., 4.95% to 9/1/25, Series P(f),(g)		1,898,000		1,948,297
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a),(f),(g)		3,030,000		3,087,570
Truist Financial Corp., 5.125% to 12/15/27, Series M(a),(b),(f),(g)		2,460,000		2,389,275
US Bancorp, 3.70% to 1/15/27(f),(g)		2,905,000		2,636,287
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(f),(g)		11,740,000		11,260,714
Wells Fargo & Co., 5.875% to 6/15/25, Series U(f),(g)		3,630,000		3,801,699
Wells Fargo & Co., 5.95%, due 12/1/86(a)		3,700,000		4,377,814

				161,621,127

BANKS—FOREIGN	14.7%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)(f),(g),(j),(k)		1,800,000		1,965,298
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a),(f),(g),(k)		2,400,000		2,415,000
Banco BPM SpA, 6.125% to 1/21/25 (Italy)(f),(g),(j),(k)		1,400,000		1,541,416
Banco BPM SpA, 6.50% to 1/19/26 (Italy)(f),(g),(j),(k)		600,000		673,206
Banco de Sabadell SA, 5.00% to 5/19/27 (Spain)(f),(g),(j),(k)		800,000		803,379
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)(f),(g),(j),(k)		1,600,000		1,730,729
Banco Mercantil del Norte SA/Grand Cayman, 5.875% to 1/24/27, 144A (Mexico)(f),(g),(h),(k)		800,000		742,000
Banco Mercantil del Norte SA/Grand Cayman, 6.625% to 1/24/32, 144A (Mexico)(f),(g),(h),(k)		1,800,000		1,663,200
Banco Santander SA, 7.50% to 2/8/24 (Spain)(f),(g),(j),(k)		1,000,000		1,041,000

	Principal Amount	Value
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)(a),(f),(g),(h)	$4,800,000	$4,967,872
Bank of Ireland Group PLC, 6.00% to 9/1/25 (Ireland)(f),(g),(j),(k)	1,000,000	1,142,020
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)(f),(g),(j),(k)	1,800,000	2,169,721
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(a),(f),(g)	2,040,000	2,045,100
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a),(f),(g),(k)	3,400,000	3,476,500
Barclays PLC, 6.375% to 12/15/25 (United Kingdom)(f),(g),(j),(k)	1,600,000	2,175,677
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(f),(g),(k)	1,800,000	2,493,613
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(f),(g),(k)	7,400,000	7,836,600
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(a),(f),(g),(h),(k)	2,474,000	2,564,920
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)(a),(f),(g),(h),(k)	2,400,000	2,593,500
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(f),(g),(h),(k)	6,100,000	6,576,990
Commerzbank AG, 6.125% to 10/9/25 (Germany)(f),(g),(j),(k)	1,400,000	1,592,616
Commerzbank AG, 7.00% to 4/9/25 (Germany)(f),(g),(j),(k)	1,400,000	1,420,957
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(a),(f),(g),(h),(k)	4,000,000	4,157,000
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(a),(f),(g),(h),(k)	5,800,000	6,129,875
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(f),(g),(h),(k)	5,500,000	6,133,325
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)(f),(g),(h),(k)	2,400,000	2,226,000
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)(a),(f),(g),(h),(k)	4,100,000	4,057,237
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(f),(g),(j),(k)	3,400,000	3,412,750
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)(a),(f),(g),(h),(k)	2,800,000	2,831,920
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(f),(g),(h),(k)	1,800,000	1,866,375
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(f),(g),(h),(k)	7,400,000	7,531,350
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)(f),(g),(j),(k)	800,000	828,677
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)(f),(g),(k)	2,600,000	2,548,000
Deutsche Bank AG, 6.75% to 10/30/28 (Germany)(f),(g),(j),(k)	800,000	906,461
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(f),(g),(k)	4,400,000	4,533,320
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)(a),(b),(f),(g),(h)	2,367,000	3,494,970
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(b),(f),(g),(k)	4,000,000	4,144,180
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a),(f),(g),(k)	2,100,000	2,142,000

	Principal Amount	Value
Iccrea Banca SpA, 4.75% to 10/18/26, due 1/18/32, Series EMTN (Italy)(g),(j)	$1,600,000	$1,691,405
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(f),(g),(k)	4,400,000	4,427,874
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)(f),(g),(j),(k)	1,600,000	1,653,667
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(f),(g),(h),(k)	1,800,000	1,885,500
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(f),(g),(k)	5,666,000	5,956,892
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(f),(g),(k)	3,200,000	3,402,371
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (Australia)(f),(g),(h),(k)	1,350,000	1,346,402
Nationwide Building Society, 5.75% to 6/20/27 (United Kingdom)(f),(g),(j),(k)	1,000,000	1,328,483
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(f),(g),(k)	4,000,000	4,094,600
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(f),(g),(k)	3,300,000	3,589,130
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)(f),(g),(h),(k)	2,000,000	2,099,400
Piraeus Financial Holdings SA, 8.75% to 6/16/26 (Greece)(f),(g),(j),(k)	1,000,000	1,017,243
Royal Bank of Canada, 3.65% to 10/24/26, due 11/24/81 (Canada)(g)	800,000	568,847
Royal Bank of Canada, 4.50% to 10/24/25, due 11/24/80, Series 1 (Canada)(g)	2,800,000	2,223,135
Societe Generale SA, 5.375% to 11/18/30, 144A (France)(f),(g),(h),(k)	1,400,000	1,309,084
Societe Generale SA, 6.75% to 4/6/28, 144A (France)(f),(g),(h),(k)	5,000,000	5,062,500
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(f),(g),(h),(k)	6,600,000	6,913,500
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(f),(g),(h),(k)	2,600,000	2,810,015
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(f),(g),(h),(k)	4,100,000	4,255,759
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)(f),(g),(j),(k)	2,800,000	2,706,617
UBS Group AG, 5.125% to 7/29/26 (Switzerland)(f),(g),(j),(k)	2,000,000	2,013,046
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(f),(j),(k)	2,000,000	2,100,000
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(f),(g),(j),(k)	3,000,000	3,188,769
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)(f),(g),(h),(k)	3,600,000	3,758,418
Unicaja Banco SA, 4.875% to 11/18/26 (Spain)(f),(g),(j),(k)	800,000	811,899
UniCredit SpA, 6.625% to 6/3/23 (Italy)(f),(g),(j),(k)	1,200,000	1,372,303
UniCredit SpA, 7.50% to 6/3/26 (Italy)(f),(g),(j),(k)	1,600,000	1,917,180
UniCredit SpA, 8.00% to 6/3/24 (Italy)(f),(g),(j),(k)	3,800,000	3,978,828

		188,057,621

		Principal Amount		Value
ELECTRIC	1.1%
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62(g)		$2,200,000		$2,034,048
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series A(a),(f),(g)		1,020,000		1,005,338
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(a),(g)		1,600,000		1,588,000
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(f),(g)		2,637,000		2,563,322
Duke Energy Corp., 4.875% to 9/16/24(a),(f),(g)		2,300,000		2,330,199
Southern California Edison Co., 4.516% (3 Month US LIBOR + 4.199%), Series E (FRN)(f),(i)		1,400,000		1,393,000
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(g)		3,236,000		2,991,844

				13,905,751

ELECTRIC—FOREIGN	0.7%
Electricite de France SA, 2.625% to 12/1/27 (France)(f),(g),(j)		2,000,000		1,987,072
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(a),(g)		6,367,000		6,725,144

				8,712,216

FINANCIAL	2.4%
American Express Co., 3.55% to 9/15/26(a),(f),(g)		1,843,000		1,684,134
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144A(a),(g),(h)		1,424,000		1,349,586
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144A(g),(h)		2,365,000		2,245,728
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(f),(g)		9,855,000		9,448,481
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(f),(g)		4,370,000		3,930,247
Charles Schwab Corp./The, 5.00% to 6/1/27(f),(g)		2,860,000		2,856,568
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(f),(g)		5,383,000		5,571,405
Discover Financial Services, 6.125% to 6/23/25, Series D(f),(g)		790,000		824,112
ILFC E-Capital Trust I, 4.05% (30 Year CMT + 1.55%), due 12/21/65, 144A (FRN) (TruPS)(h),(i)		3,009,000		2,384,633

				30,294,894

FOOD	0.9%
Dairy Farmers of America, Inc., 7.875%, Series B, 144A(a),(f),(h)		82,000	†	8,405,000
Land O’ Lakes, Inc., 7.00%, 144A(f),(h)		1,650,000		1,739,942
Land O’ Lakes, Inc., 7.25%, 144A(f),(h)		945,000		1,004,511

				11,149,453

		Principal Amount	Value
INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.1%
General Electric Co., 4.156% (3 Month US LIBOR + 3.33%), Series D (FRN)(a),(b),(f),(i)		$2,123,000	$2,043,387

INSURANCE	6.0%
FINANCE	0.2%
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51, 144A(g),(h)		2,096,000	1,980,542

LIFE/HEALTH INSURANCE	2.0%
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(f),(g)		3,480,000	3,427,800
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(a),(h)		2,381,000	2,845,295
MetLife, Inc., 9.25%, due 4/8/68, 144A(a),(b),(h)		7,665,000	9,975,994
MetLife, Inc., 10.75%, due 8/1/69(a),(b)		3,592,000	5,240,512
SBL Holdings, Inc., 6.50% to 11/13/26, 144A(f),(g),(h)		3,120,000	2,854,800
SBL Holdings, Inc., 7.00% to 5/13/25, 144A(f),(g),(h)		2,100,000	1,945,125

			26,289,526

LIFE/HEALTH INSURANCE—FOREIGN	1.0%
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)(f),(g),(h)		5,200,000	5,374,824
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)(f),(g),(j),(k)		1,200,000	1,209,918
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(f),(g),(j),(k)		2,800,000	2,615,961
Rothesay Life PLC, 6.875% to 9/12/28 (United Kingdom)(f),(g),(j),(k)		2,200,000	3,065,324

			12,266,027

MULTI-LINE	0.3%
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9(a),(g)		1,719,000	1,733,096
Hartford Financial Services Group, Inc./The, 2.631% (3 Month US LIBOR + 2.125%), due 2/12/67, 144A, Series ICON (FRN)(h),(i)		2,200,000	1,948,108

			3,681,204

MULTI-LINE—FOREIGN	0.3%
AXA SA, 6.379% to 12/14/36, 144A (France)(a),(f),(g),(h)		2,399,000	3,068,153
UnipolSai Assicurazioni SpA, 6.375% to 4/27/30 (Italy)(f),(g),(j),(k)		900,000	1,035,450

			4,103,603

		Principal Amount	Value
PROPERTY CASUALTY	0.8%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(a),(g)		$2,900,000	$3,074,000
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(g)		2,710,000	2,588,050
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40(g)		2,484,000	2,486,509
Markel Corp., 6.00% to 6/1/25(f),(g)		2,200,000	2,279,750

			10,428,309

PROPERTY CASUALTY—FOREIGN	1.0%
Athora Netherlands NV, 6.25% to 11/16/22 (Netherlands)(f),(g),(j)		2,600,000	2,630,017
Athora Netherlands NV, 7.00% to 6/19/25 (Netherlands)(f),(g),(j),(k)		2,200,000	2,598,283
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(g),(j)		2,200,000	2,059,200
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)(f),(g),(h)		2,400,000	2,463,000
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(g),(j)		2,600,000	2,690,383

			12,440,883

REINSURANCE	0.4%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(a),(g)		1,675,000	1,641,500
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144A(g),(h)		3,928,000	3,721,780

			5,363,280

TOTAL INSURANCE			76,553,374

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.4%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(g)		4,290,000	3,904,844
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(a),(g)		1,030,000	1,139,896

			5,044,740

OIL & GAS—FOREIGN	0.8%
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)(a),(f),(g)		9,950,000	10,005,969

		Principal Amount	Value
PIPELINES	0.5%
Energy Transfer LP, 6.50% to 11/15/26, Series H(f),(g)		$2,520,000	$2,482,956
Energy Transfer LP, 7.125% to 5/15/30, Series G(f),(g)		4,800,000	4,692,000

			7,174,956

PIPELINES—FOREIGN	2.8%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(g)		4,620,000	4,793,250
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a),(g)		4,012,000	4,116,852
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(a),(g)		5,330,000	5,527,992
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(a),(g)		9,014,000	9,029,775
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(g)		2,592,000	2,623,674
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)(g)		2,733,000	2,740,652
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(a),(g)		7,002,000	7,094,987

			35,927,182

REAL ESTATE—RETAIL—FOREIGN	0.8%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)(g),(h)		6,500,000	6,386,250
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(g),(h)		4,000,000	3,930,000

			10,316,250

UTILITIES	2.2%
ELECTRIC	1.8%
Edison International, 5.00% to 12/15/26, Series B(a),(f),(g)		4,497,000	4,231,677
Edison International, 5.375% to 3/15/26, Series A(a),(f),(g)		3,860,000	3,733,585
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82(g)		2,566,000	2,371,675
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(a),(g)		3,150,000	3,237,979
Sempra Energy, 4.125% to 1/1/27, due 4/1/52(g)		3,360,000	3,145,284
Sempra Energy, 4.875% to 10/15/25(f),(g)		6,430,000	6,478,225

			23,198,425

		Principal Amount	Value
ELECTRIC—FOREIGN	0.3%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(g)		$4,368,000	$4,082,224

GAS	0.1%
South Jersey Industries, Inc., 5.02%, due 4/15/31		1,040,000	1,022,881

TOTAL UTILITIES			28,303,530

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$588,235,540)			589,110,450

		Ownership %*
PRIVATE REAL ESTATE—OFFICE	2.4%
Legacy Gateway JV LLC, Plano, TX(d)		33.6%	30,469,701

TOTAL PRIVATE REAL ESTATE (Identified cost—$30,428,348)			30,469,701

		Shares
SHORT-TERM INVESTMENTS	4.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.17%(l)		56,659,250	56,659,250

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$56,659,250)			56,659,250

PURCHASED OPTION CONTRACTS (Premiums paid—$665,213)	0.1%		1,275,726

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,384,591,918)	133.9%		1,717,152,395
WRITTEN OPTION CONTRACTS (Premiums received—$947,085)	(0.1)		(1,501,531)
LIABILITIES IN EXCESS OF OTHER ASSETS	(33.8)		(433,281,288)

NET ASSETS (Equivalent to $26.94 per share based on 47,595,257 shares of common stock outstanding)	100.0%		$1,282,369,576

Exchange-Traded Option Contracts

Purchased Options Equity Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(m)	Premiums Paid	Value
Call—Simon Property Group, Inc.	$140.00	5/20/22	149	$1,960,244	$47,893	$42,465

Written Options Equity Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(m)	Premiums Received	Value
Call—Essex Property Trust, Inc.	$350.00	4/14/22	(114)	$(3,938,472)	$(39,104)	$(62,700)
Call—Host Hotels & Resorts, Inc.	19.00	5/20/22	(1,693)	(3,289,499)	(108,352)	(262,415)
Call—Simon Property Group, Inc.	150.00	5/20/22	(298)	(3,920,488)	(31,758)	(28,608)
Call—Ventas, Inc.	60.00	5/20/22	(470)	(2,902,720)	(30,080)	(173,900)
Call—Public Storage	420.00	6/17/22	(58)	(2,263,624)	(28,111)	(45,240)
Put—Invitation Homes, Inc.	37.50	5/20/22	(510)	(2,049,180)	(25,250)	(30,600)
Put—Prologis, Inc.	135.00	5/20/22	(145)	(2,341,460)	(48,430)	(10,875)
Put—Simon Property Group, Inc.	105.00	5/20/22	(149)	(1,960,244)	(17,146)	(9,536)
Put—Digital Realty Trust, inc.	135.00	6/17/22	(146)	(2,070,280)	(41,581)	(52,560)
			(3,583)	$(24,735,967)	$(369,812)	$(676,434)

Over-the-Counter Option Contracts
Purchased Options Interest Rate Swaptions
Description	Counterparty	Exercise Rate	Expiration Date	Notional Amount(n)	Premiums Paid	Value
Option to receive 3-month LIBOR Quarterly, Pay 1.75% Semiannually, maturing 4/5/32	Goldman Sachs International	1.75%	4/1/22	$4,721,300	$78,808	$264,988
Option to receive USD-SOFR-OIS Annually, Pay 2.00% Annually, maturing 8/29/32	Goldman Sachs International	2.00%	8/25/22	29,984,000	538,512	968,273
				$34,705,300	$617,320	$1,233,261

Written Options Interest Rate Swaptions
Description	Counterparty	Expiration Date	Exercise Rate	Notional Amount(n)	Premiums Received	Value
Option to pay 3-month LIBOR Quarterly, Receive 2.05% Semiannually, maturing 4/5/32	Goldman Sachs International	2.05%	4/1/22	$(4,721,300)	$(42,103)	$(138,244)
Option to pay USD-SOFR-OIS Annually, Receive 2.30% Annually, maturing 8/29/32	Goldman Sachs International	2.30%	8/25/22	(29,984,000)	(290,845)	(567,807)
				$(34,705,300)	$(332,948)	$(706,051)

Over-the-Counter Option Contracts (continued)

Equity Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(n)	Premiums Received	Value
Put—American Tower Corp	Goldman Sachs International	$230.00	5/20/22	(71)	$(1,783,662)	$(93,365)	$(20,161)
Put—Americold Realty Trust	Goldman Sachs International	27.90	5/20/22	(816)	(2,275,008)	(150,960)	(98,885)
				(887)	$(4,058,670)	$(244,325)	$(119,046)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
105,000,000	0.669%	Monthly	0.467%(o)	Monthly	9/15/25	$6,168,968	$—	$6,168,968
87,500,000	1.240%	Monthly	0.234%(o)	Monthly	2/3/26	3,708,049	(27,580)	3,680,469
65,000,000	0.761%	Monthly	0.396%(o)	Monthly	9/15/26	4,439,109	—	4,439,109
105,000,000	1.237%(p)	Monthly	1 Month LIBOR(p)	Monthly	9/15/27	5,677,249	—	5,677,249

						$19,993,375	$(27,580)	$19,965,795

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	3,964,133	USD	3,125,918	4/4/22	$(44,990)
Brown Brothers Harriman	EUR	905,396	USD	993,442	4/4/22	(8,152)
Brown Brothers Harriman	EUR	21,797,237	USD	24,514,916	4/4/22	401,728
Brown Brothers Harriman	GBP	538,223	USD	701,371	4/4/22	(5,666)
Brown Brothers Harriman	GBP	345,485	USD	455,427	4/4/22	1,581
Brown Brothers Harriman	GBP	470,418	USD	629,508	4/4/22	11,544
Brown Brothers Harriman	GBP	5,490,250	USD	7,367,586	4/4/22	155,321
Brown Brothers Harriman	USD	2,835,367	CAD	3,538,907	4/4/22	(4,597)
Brown Brothers Harriman	USD	339,857	CAD	425,226	4/4/22	281
Brown Brothers Harriman	USD	24,048,695	EUR	21,709,693	4/4/22	(32,353)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	USD	1,082,776	EUR	992,940	4/4/22	$15,664
Brown Brothers Harriman	USD	8,993,989	GBP	6,844,376	4/4/22	(2,877)
Brown Brothers Harriman	CAD	3,540,813	USD	2,836,213	5/3/22	4,334
Brown Brothers Harriman	EUR	1,185,088	USD	1,323,264	5/3/22	11,142
Brown Brothers Harriman	EUR	21,763,068	USD	24,125,667	5/3/22	29,721
Brown Brothers Harriman	GBP	6,919,863	USD	9,090,693	5/4/22	2,162

						$534,843

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
OIS	Overnight Indexed Swap
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	Ownership % represents the Fund’s contractual ownership in the joint venture prior to the impact of promote structures.
†	Represents shares.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $940,335,727 in aggregate has been pledged as collateral.
(b)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $404,086,574 in aggregate has been rehypothecated.
(c)	All or a portion of the security is pledged in connection with written option contracts. $40,204,358 in aggregate has been pledged as collateral.
(d)	Security value is determined based on significant unobservable inputs (Level 3).

(e)	Restricted security. Aggregate holdings equal 0.5% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $3,755,469.
(f)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(g)	Security converts to floating rate after the indicated fixed-rate coupon period.
(h)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $163,345,353 which represents 12.7% of the net assets of the Fund, of which 0.0% are illiquid.

(i)	Variable rate. Rate shown is in effect at March 31, 2022.
(j)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $65,074,955 which represents 5.1% of the net assets of the Fund, of which 0.0% are illiquid.

(k)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $183,591,228 which represents 14.3% of the net assets of the Fund (10.6% of the managed assets of the Fund).

(l)	Rate quoted represents the annualized seven-day yield.
(m)	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.
(n)	Represents the notional amount of the underlying swap contract.
(o)	Based on 1-Month LIBOR. Represents rates in effect at March 31, 2022.
(p)	Represents a forward-starting interest rate swap contract with interest receipts and payments commencing on December 24, 2022 (effective date).

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Funds’ fair value of private real estate investments, including those held by Cohen & Steers RNP Trust (the REIT Subsidiary), a wholly-owned subsidiary of the Fund. While the Independent Valuation Advisor provides valuations of the real property investments, it is not responsible for, and does not calculate, the Fund’s or REIT Subsidiary’s daily NAV. The Fund’s valuation policies may change from time to time.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

The REIT Subsidiary’s real property investments are primarily through joint ventures with an operating partner. The operating partner is responsible (subject to oversight by the investment manager) for maintaining the joint venture’s official books and records along with other pertinent information that is the basis upon which the Independent Valuation Advisor prepares their appraisals as described below.

The Independent Valuation Advisor administers the real property valuation process for investments held by the REIT Subsidiary and selects (subject to the investment manager’s approval) and manages the process associated with third-party appraisal firms with respect to the valuation of the Fund’s real property investments.

Investments in newly acquired properties are initially valued at cost. Each property will then be valued by an independent third-party appraisal firm within approximately 90 to 120 days after it was acquired and no less than annually thereafter. Each third-party appraisal is reviewed by the Independent Valuation Advisor and the Valuation Committee for reasonableness. Each month, the investment manager, with the assistance of the Independent Valuation Advisor, determines an accrual schedule for the daily value of each real property investment based on an estimated month-end income accrual for each real property. The REIT Subsidiary uses the daily values determined in such accrual schedule for purposes of calculating its NAV. Any material changes to the valuation of real property investments of the REIT Subsidiary, and related changes to the daily accrual schedule for any real property investment, are reflected in the NAV calculation beginning with the first NAV calculated after a revised valuation is determined and approved by the CNS Valuation Committee.

The investment manager monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such real property investment. Possible examples of such a material change include an unexpected termination or renewal of a material lease, a material change in vacancies, an unanticipated structural or environmental event at a property, capital market events, tenant bankruptcy, recent financial results or changes in the capital structure of the property, terrorism events, natural disasters or other force majeure events, any regulatory changes that affect the investment, or a significant industry event or adjustment to the industry outlook that may cause the value of real property to change materially. Upon the occurrence of such a material event that is likely to have a material impact on the most recent estimated values of the impacted real property investments and provided that the investment manager is aware that such event has occurred, the investment manager will instruct the Independent Valuation Advisor to evaluate the impact of the event on the fair value of such investment. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV.

The investment manager values the real properties using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager’s primary methodology used to value real property investments is the income approach, whereby value is derived by determining the present value of an asset’s stream of future cash flows (for example, discounted cash flow analysis). Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches.

Real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP. Real properties held through joint ventures generally are valued in a manner that is consistent with the methods described above. Once the value of a real property held by the joint venture and the fair value of any other assets and liabilities of the joint venture is determined, the value of the REIT Subsidiary’s interest in the joint venture would then be determined by the investment manager using a hypothetical liquidation calculation to value the REIT Subsidiary’s interest in the joint venture.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of March 31, 2022 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Real Estate—Industrials	$126,976,113	$121,128,678	$—	$5,847,435	(a)
Other Industries	773,709,317	773,709,317	—	—
Preferred Securities—$25 Par Value	138,951,838	138,951,838	—	—
Preferred Securities—Capital Securities	589,110,450	—	589,110,450	—
Private Real State— Office	30,469,701	—	—	30,469,701	(b)
Short-Term Investments	56,659,250	—	56,659,250	—
Purchased Option Contracts	1,275,726	42,465	1,233,261	—

Total Investments in Securities(c)	$1,717,152,395	$1,033,832,298	$647,002,961	$36,317,136

Forward Foreign Currency Exchange Contracts	$633,478	$—	$633,478	$—
Interest Rate Swap Contracts	19,965,795	—	19,965,795	—

Total Derivative Assets(c)	$20,599,273	$—	$20,599,273	$—

Forward Foreign Currency Exchange Contracts	$(98,635)	$—	$(98,635)	$—
Written Option Contracts	(1,501,531)	(419,374)	(1,082,157)	—

Total Derivative Liabilities(c)	$(1,600,166)	$(419,374)	$(1,180,792)	$—

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)	See Note 1. Portfolio Valuation.
(c)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials	Private Real Estate— Office
Balance as of December 31, 2021	$6,136,507	$—
Purchase	—	30,428,348
Change in unrealized appreciation (depreciation)	(289,072)	41,353

Balance as of March 31, 2022	$5,847,435	$30,469,701

The change in unrealized appreciation (depreciation) attributable to securities owned on March 31, 2022 which were valued using significant unobservable inputs (Level 3) amounted to $(247,719).

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at March 31, 2022	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock—Real Estate—Industrials	$5,847,435	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple Liquidity Discount	25.3x 15%	Increase Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Consolidated Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Interest Rate Swaption Contracts: The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises the swaption. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following summarizes the volume of the Fund’s option contracts, interest rate swap contracts and forward foreign currency exchange contracts activity for the three months ended March 31, 2022:

	Purchased Option Contracts(a)	Written Option Contracts(a)	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$33,010,511	$53,287,085	$362,500,000	$41,042,596

(a)

Notional amount for swaption contracts represents the notional amount of the underlying swap contract. Notional amount for all other option contracts is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.